UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 10, 2017

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Professional Diversity Network, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-35824	80-0900177
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 W. Adams Street, Sixth Floor, Chicago, Illinois	60607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 614-0950

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 (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Professional Diversity Network, Inc., a Delaware corporation, is providing Executive Compensation disclosure for the fiscal year ended December 31, 2016. The Executive Compensation disclosure is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

99.1	Executive Compensation disclosure of Professional Diversity Network, Inc. for the fiscal year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2017	PROFESSIONAL DIVERSITY NETWORK, INC.

	By:	/s/ Christopher Wesser
Christopher Wesser Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Executive Compensation disclosure of Professional Diversity Network, Inc. for the fiscal year ended December 31, 2016.